UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2006

333-63768

(Commission File Number)

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.	MERISTAR HOSPITALITY FINANCE CORP
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

75-2648837	52-2321015
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

MERISTAR HOSPITALITY FINANCE CORP II	MERISTAR HOSPITALITY FINANCE CORP III
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

73-1658708	46-0467463
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

DELAWARE

(State or other jurisdiction of incorporation)

6430 ROCKLEDGE DRIVE, SUITE 200

BETHESDA, MARYLAND 20817

(Address of principal executive offices)

Registrant’s telephone number, including area code: (301) 581-5900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Information both included and incorporated by reference in this Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements, which are based on various assumptions and describe our future plans, strategies, and expectations, are generally identified by our use of words such as “intend,” “plan,” “may,” “should,” “will,” “project,” “estimate,” “anticipate,” “believe,” “expect,” “continue,” “potential,” “opportunity,” and similar expressions, whether in the negative or affirmative. We cannot guarantee that we actually will achieve these plans, intentions or expectations. All statements regarding our expected financial position, business and financing plans are forward-looking statements.

Except for historical information, matters discussed in this Current Report on Form 8-K are subject to known and unknown risks, uncertainties, and other factors which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements.

Factors which could have a material adverse effect on our operations and future prospects include, but are not limited to:

•	economic conditions generally and the real estate market specifically;

•	supply and demand for hotel rooms in our current and proposed market areas;

•	other factors that may influence the travel industry, including health, safety and economic factors;

•	competition;

•	the level of proceeds from asset sales;

•	our ability to realize anticipated benefits of acquisitions;

•	cash flow generally, including the availability of capital generally, cash available for capital expenditures, and our ability to refinance debt;

•	the effects of threats of terrorism and increased security precautions on travel patterns and demand for hotels;

•	the threatened or actual outbreak of hostilities and international political instability;

•	governmental actions, including new laws and regulations and particularly changes to laws governing the taxation of real estate investment trusts;

•	availability of labor and union contract requirements;

•	the expanding scope of brand standards and the costs associated with maintaining compliance with those standards;

•	weather conditions generally and natural disasters and our ability to recover under our insurance policies for any resulting property damage;

•	rising interest rates;

•	reliance on third-party operators to provide timely and accurate financial reporting; and

•	changes in U.S. generally accepted accounting principles, policies and guidelines applicable to real estate investment trusts.

These risks and uncertainties should be considered in evaluating any forward-looking statements contained in this report or incorporated by reference herein. All forward-looking statements speak only as of the date of this report or, in the case of any document incorporated by reference, the date of that document. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are qualified by the cautionary statements in this section. We undertake no obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances or changes in expectations after the date of this report.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

(a) On February 24, 2006, MeriStar Hospitality Corporation (“MeriStar”), through its subsidiaries, MeriStar Hospitality Operating Partnership, L.P. (“MHOP”), MeriStar Acquisition Company, LLC, and AGH UPREIT LLC, acting as Sellers, completed the sale of a portfolio of nine hotels (1,948 rooms) and a golf and tennis club, all located in Florida to BRE/Florida Portfolio, L.L.C., an affiliate of The Blackstone Group.

(b) The sale price was $367.1 million in cash, subject to prorations and adjustments that were made at closing. (See Note 1 to the accompanying unaudited pro forma consolidated financial information.)

The sold properties (“Florida Properties”) include:

•	Best Western Sanibel Island Beach Resort (46 rooms)

•	The Dunes Golf & Tennis Club

•	Hilton Cocoa Beach Oceanfront (296 rooms)

•	Hilton Clearwater Beach Resort (426 rooms)

•	Sanibel Inn (96 rooms)

•	Seaside Inn (32 rooms)

•	Sheraton Beach Resort Key Largo (200 rooms)

•	Song of the Sea (30 rooms)

•	South Seas Island Resort (579 rooms)

•	Sundial Beach Resort (243 rooms)

ITEM 2.04. TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

On February 24, 2006, MeriStar provided irrevocable notice to U.S. Bank and Trust National Association (the “Trustee”), that MHOP will optionally redeem the remaining $105,894,000 aggregate principal amount of its 10.5% Senior Notes due 2009 (the “Notes”), in accordance with the terms of the Indenture governing the Notes, dated as of December 19, 2001, as supplemented to date, among MeriStar, MHOP, MeriStar Hospitality Finance Corp. II, and the Trustee. The redemption date will be March 27, 2006.

The aggregate redemption price of the Notes will be $114,603,782. This amount is calculated as the sum of (i) the principal amount of the Notes ($105,894,000), (ii) a premium of 5.25% of the principal amount of the Notes ($5,559,435) and (iii) accrued and unpaid interest of ($3,150,347) (or a total of $29.75 per $1,000 principal amount of Notes). The redemption of the Notes will not accelerate or increase any other direct financial obligation of MeriStar or MHOP.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma financial information of MHOP is based on the consolidated financial statements of MHOP, adjusted to give effect to the following transactions (the “Transactions”), including:

•	the sale of the 10 Florida Properties described in Item 2.01(b) above;

•	the optional redemption, pursuant to a notice given by MHOP on February 2, 2006, of $100.0 million of Notes for an aggregate redemption price of $107.7 million, which is scheduled to occur on March 8, 2006.

•	the optional redemption, pursuant to a notice given by MHOP on February 24, 2006, of the remaining $105.9 million of the Notes for an aggregate redemption price of $114.6 million, which is scheduled to occur on March 27, 2006; and

•	the retirement of a $44.0 million mortgage on the Hilton Clearwater Beach Resort.

The unaudited pro forma consolidated balance sheet gives effect to the Transactions as if they had occurred on December 31, 2005. The unaudited pro forma consolidated statement of operations for the year ended December 31, 2005 gives effect to the Transactions as if they had occurred on January 1, 2005.

The unaudited consolidated pro forma financial information gives effect to certain pro forma adjustments which are described in the notes to these statements. The pro forma adjustments are based on available information and certain assumptions that MHOP believes are reasonable. The pro forma financial information does not purport to represent what MHOP’s financial position or results of operations would have actually been had the Transactions, in fact, occurred on such dates, or to project our financial position or results of operations for any future date or period.

MERISTAR HOSPITALITY OPERATING PARTNERSHIP

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2005

(Dollars and shares in thousands, except per share amounts)

	MeriStar Hospitality Operating Partnership	(1) Sale of Florida Properties	(2) Other Pro Forma Adjustments	Pro Forma
ASSETS
Property and equipment	$2,342,832	$(371,311)		$1,971,521
Accumulated depreciation	(478,315)	53,824		(424,491)

	$1,864,517	$(317,487)	$—	$1,547,030

Assets held for sale	80,885	—		80,885
Investments in and advances to unconsolidated affiliates	72,427	—		72,427
Prepaid expenses and other assets	35,570	(3,455)	(1,628)	30,487
Insurance claim receivable	40,972	—		40,972
Accounts receivable, net of allowance for doubtful accounts of $545 and $490 on a pro forma basis	36,363	(2,692)		33,671
Restricted cash	19,856	(3,367)		16,489
Cash and cash equivalents	25,434	289,883	(217,607)	97,710

	$2,176,024	$(37,118)	$(219,235)	$1,919,671

LIABILITIES AND STOCKHOLDERS’ EQUITY
Long-term debt	$1,415,075	$(44,000)	$(205,292)	$1,165,783
Notes Payable to MeriStar Hospitality Corporation	170,000	—		170,000
Accounts payable and accrued expenses	76,992	(5,949)		71,043
Accrued interest	33,933	(208)	(904)	32,821
Due to Interstate Hotels & Resorts	14,456	5,352		19,808
Other liabilities	8,469	(1,724)		6,745

Total liabilities	$1,718,925	$(46,529)	$(206,196)	$1,466,200

Minority interests	2,315	—		2,315
Redeemable OP units at redemption value, 2,189 outstanding	20,572	—		20,572
Partners’ capital – Common OP Units 87,558 issued and outstanding	434,212	9,411	(13,039)	430,584

	$2,176,024	$(37,118)	$(219,235)	$1,919,671

See accompanying Notes to Unaudited Pro Forma Consolidated Financial Information.

MERISTAR HOSPITALITY OPERATING PARTNERSHIP

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2005

(Dollars in thousands, except per share amounts)

	MeriStar Hospitality Operating Partnership	(1) Sale of Florida Properties	(2) Other Pro Forma Adjustments	Pro Forma
Revenue:
Hotel operations:
Rooms	$471,700	$(39,163)		$432,537
Food and beverage	203,250	(13,734)		189,516
Other hotel operations	43,812	(10,804)		33,008
Office rental, parking and other revenue	5,860	(975)		4,885

Total revenue	724,622	(64,676)	—	659,946

Hotel operating expenses:
Rooms	116,037	(7,942)		108,095
Food and beverage	142,175	(9,748)		132,427
Other hotel operating expenses	27,652	(5,384)		22,268
Office rental, parking and other expenses	2,903	—		2,903
Other operating expenses:
General and administrative, hotel	114,797	(11,282)		103,515
General and administrative, corporate	14,364	—		14,364
Property operating costs	109,715	(9,747)		99,968
Depreciation	78,418	(9,263)		69,155
Amortization	6,895	(54)	(490)	6,351
Loss on asset impairments	89,373	—		89,373
Contract termination fees	1,215	—		1,215
Property taxes, insurance and other	39,807	(8,803)		31,004

Operating expenses	743,351	(62,223)	(490)	680,638

Equity in income of and interest earned from unconsolidated affiliates	10,193	—		10,193
Hurricane business interruption insurance gain	7,062	(5,782)		1,280

Operating (loss) income	(1,474)	(8,235)	490	(9,219)
Minority interest income, net	62	—		62
Interest expense, net	(119,580)	1,304	21,799	(96,477)
Loss on extinguishments of debt	(57,791)	—	(13,709)	(71,500)

(Loss) gain before income taxes	(178,783)	(6,931)	8,580	(177,134)
Income tax expense	(506)	—	—	(506)

(Loss) gain from continuing operations	$(179,289)	$(6,931)	$8,580	$(177,640)

Basic and diluted loss per unit from continuing operations:	$(2.00)			$(1.98)

See accompanying Notes to Unaudited Pro Forma Consolidated Financial Information

MERISTAR HOSPITALITY OPERATING PARTNERSHIP

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

DECEMBER 31, 2005

1.	Sale of Florida Properties - The unaudited pro forma financial information reflects the elimination of the assets, liabilities, revenues and the direct costs associated with the Florida Properties and the repayment of a $44.0 million mortgage loan on the Hilton Clearwater Beach Resort, which was required to be repaid from proceeds of the sale of that property. Several of these properties were impacted by Hurricanes Charley and Frances. The pro forma adjustments for the sale of the Florida Properties reflect the reversal of amounts relating to damage from the hurricanes, costs incurred in connection with the hurricanes and recovery of amounts from insurers in respect of such costs, damage and business interruption. The pro forma balance sheets reflect the receivable in respect of such recoveries, since that receivable was not transferred with the Florida Properties. On February 15, 2006, MHOP executed a settlement of its claims for Hurricane Charley for $202.5 million, the effects of which are not included in the accompanying pro forma financial information. The proceeds from the sale after adjustments and mortgage debt payoff were as follows (in thousands):

Contract purchase price	$367,100
Less:
Closing costs	(1,562)
Closing prorations	(2,386)
South Seas Island Resort capital allowance (i)	(24,527)
Hilton Clearwater Beach Resort mortgage payoff	(44,000)
Hilton Clearwater Beach Resort mortgage prepayment premium and interest	(4,438)
Cash sold with properties	(304)

Net Proceeds	$289,883

(i)	South Seas Island Resort capital allowance provides funding up to an agreed level to The Blackstone Group for the completion of repairs and renovations required due to the damage to the resort from Hurricane Charley in August 2004.

Upon completion of the above sale, MHOP recorded termination fees payable to Interstate Hotels & Resorts, Inc., (“IHR”), manager of the Florida Properties, of $5,875,366 pursuant to the terms of our management agreement with IHR. Accordingly, this amount is included in the accompanying pro forma balance sheet as a liability. The related expense does not appear in the accompanying Pro Forma Statement of Operations as it will be included in discontinued operations. Similarly, the gain on sale of the Florida Properties is not included in the accompanying pro forma statements of operations as it will also be included in discontinued operations.

2.	Other Pro Forma Adjustments - MHOP will use part of the proceeds from the Florida Properties sale to repurchase its senior unsecured notes. The pro forma financial information includes adjustments to reflect the use of a portion of the proceeds to repurchase debt to the extent that MHOP issued irrevocable call notices to repurchase the debt in anticipation of receipt of these proceeds. Accordingly, the following transactions are included in the pro forma adjustments (dollars in thousands):

	Debt payoff	Principal amount of debt (ii)	Cash payout (including 2005 accrued interest)	Unamortized deferred financing costs December 31, 2005	Unamortized bond discount December 31, 2005 (ii)	Amortization of Deferred financing costs year ended December 2005	Interest expense year ended December 2005
(a)	10.5% senior unsecured notes called February 3, 2006	$100,000	$105,689	$791	$292	$238	$10,500
(b)	10.5% senior unsecured notes called February 24, 2006	105,894	111,918	837	310	252	11,119

	Totals	$205,894	$217,607	$1,628	$602	$490	$21,619

(ii)	Principal amount of debt and unamortized bond discount are reported net on the balance sheet.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P. MERISTAR HOSPITALITY FINANCE CORP. MERISTAR HOSPITALITY FINANCE CORP. II MERISTAR HOSPITALITY FINANCE CORP. III

By:	MERISTAR HOSPITALITY CORPORATION, ITS GENERAL PARTNER

By:	/s/ Jerome J. Kraisinger
Jerome J. Kraisinger Executive Vice President, Secretary and General Counsel

Date: March 2, 2006